CONFIRMATORY
                            ASSIGNMENT OF U.S. PATENT
                           AND CORRESPONDING EUROPEAN
                            AND JAPANESE APPLICATIONS


U.S. PATENT NO.           ISSUE DATE            TITLE OF THE INVENTION
---------------           ----------            ----------------------

5,295,097                 March 15, 1994        Nonvolatile Random Access Memory

            ASSIGNOR                          ASSIGNEE

NAME:       Richard Lienau                    NAME:      Estancia Limited

ENTITY:     An Individual                     TITLE:     a Turks & Caicos
                                                         corporation

ADDRESS:    HC70 Box 19Z                      ADDRESS:   P.M.B. 2
                                                         Providenciales
            Pecos, NM  87552                             Turks & Caicos Islands
                                                         British West Indies
--------------------------------------------------------------------------------
            In consideration of the sum of one-hundred  dollars  ($100.00),  and other good and valuable consideration, the receipt of which is hereby acknowledged, said Assignor as sole owner of the above-identified U.S. Patent and correspondence European application 93918644.1 and Japanese application 505547/1994 does confirm the transfer unto said Assignee of his entire right, title and interest in and to said U.S. Patent and said corresponding European and Japanese Applications.

            Executed this 18th day of Nov. in the year 1997 at Pecos, New Mexico 87552


                          /s/_________________________________________________
                          Signature of Assignor (or of authorized signatory if Assignor is a corporation, partnership or association)


State of New Mexico
County of San Miguel

Before me personally appeared Richard Lienau who acknowledged the foregoing instrument to be a free act and deed and also represented that he or she is authorized to execute the same this 18th day of November, in the year 1997.


                          /s/_________________________________________________
                          (Notary Public)

                                  PATENTS ONLY
-------------------------------------------------------------------------------
            To the Honorable Commissioner of Patents and Trademarks:
         Please record the attached original documents or copy thereof
-------------------------------------------------------------------------------
1.  Name of conveying party(ies):
    Richard Lienau
    HC70 Box 19Z
    Pecos, NM 87552


Additional name(s) of conveying party(ies) |_| Yes |X| No
--------------------------------------------------------------------------------
2.  Name and address of receiving party(ies):

    Name:    Estancia Limited

    Internal Address:

    Street Address:  P.M.B. 2, Providenciales

    Turks & Caicos Islands,

    City:  British West Indies      State:                 ZIP:

    Additional name(s) & address(es) attached?  |_| Yes |X| No
--------------------------------------------------------------------------------

3.  Nature of conveyance:

    |X|  Assignment       |_| Merger

    |_| Security Agreement|_| Change of Name

    |_| Other
    Execution Date:  November 18, 1997
--------------------------------------------------------------------------------
4. Application number(s) or registration number(s):
   If this document is being filed together with a new application, the execution date of the application is

A. Patent Application No.(s)                      B. Patent No.(s)

                                                  U.S. Patent
                                                  5,295,097



                   Additional numbers attached? |_| Yes |X| No
--------------------------------------------------------------------------------


5.  Name and address of party to whom
    correspondence concerning document should be
    mailed:
    Name:  ARTHUR FREILICH
           ---------------

    Internal Address: FREILICH, HORNBAKER & ROSEN

    _____________________________________________

    _____________________________________________

    Street Address: SUITE 840

    10960 WILSHIRE BOULEVARD

    City: LOS ANGELES        State: CA       ZIP: 90024
--------------------------------------------------------------------------------

6. total number of applications and patents involved: 1
--------------------------------------------------------------------------------
7. Total fee (37 CFR 3.41) ....................................... $40.00

   |_|  Enclosed

   |X| Authorized to be charged to deposit account
--------------------------------------------------------------------------------
8. Deposit account number:

   06-1985

                              DO NOT USE THIS SPACE
-------------------------------------------------------------------------------
9.  Statement and signature.
    To the best of my knowledge and belief, the foregoing information is true and correct and any attached copy is a true copy of the original document.

ARTHUR FREILICH                /s/ Arthur Freilich          November 21, 1997
-----------------------------------------------------------------------------
 Name of Person Signing               Signature                Date
    Total number of pages including cover sheet, attachments, and document: 2
-------------------------------------------------------------------------------



                                      E-42